Equity Incentive Plan	3 Months Ended
Mar. 31, 2013
Equity Incentive Plan

10. Equity Incentive Plan

In conjunction with the IPO, our Board of Directors adopted the 2012 LTIP Plan. The LTIP Plan is administered by the Board of Directors, or the plan administrator. Awards issuable under the LTIP Plan include common stock, restricted stock, stock options and other incentive awards. We have reserved a total of 4 million shares of our common stock for issuance pursuant to the LTIP Plan, which may be adjusted for changes in our capitalization and certain corporate transactions. To the extent that an award expires, terminates or lapses, or an award is settled in cash without the delivery of shares of common stock to the participant, then any unexercised shares subject to the award will be available for future grant or sale under the LTIP Plan. Shares of restricted stock which are forfeited or repurchased by us pursuant to the LTIP Plan may again be optioned, granted or awarded under the LTIP Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the LTIP Plan.

Restricted Shares

The Company issued approximately 1 million restricted shares to its employees, officers and board of director members in conjunction with the IPO. These restricted shares will generally vest over three years with a per share price of $19 and have been issued in the form of common stock. These restricted shares also earn non-forfeitable dividends throughout the vesting period.

We recognized compensation expense of approximately $1.2 million for the period ended March 31, 2013. In addition, we had unrecognized compensation of approximately $17.9 million as of March 31, 2013.